Exhibit 3.1

Exhibit 3.1 BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov 1111111111111111111111111111111111111111 *040105* Articles of Incorporation (PURSUANT TO NRS CHAPTER 78) USE BLACK INK ONLY -DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY 1. Name of Corporation: 2. Registered Agent for Service !Montreux Capital Corp. i i D of Process: (check only one box) Name Noncommercial Registered Agent (name and address below) D Office or Position with Entity (name and address below) r···--------··--·········--·--·----··-·--·--·--·.-·-·-----------·------·-"---------- ---! Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity I Nevada!_ ····-------'------ZipCode /Nevada ------3. Authorized Stock: (number of shares corporation is Number of shares with r· City Par value 1---1 Number of shares withoutr --Zip Code authorized to issue) 4. Names and par value: L_900,000,000 per share:$[.001 1 par value: !, 0 Addresses of the Board of -------··--- ------·-·· - . -····------------I t. M ti ----r --aY:Jl9.x 91:-_J Directors/Trustees: 1 La Maison Godaine, r_ _Go_d_a_in_e_s Street Address City - j State Zip Code (each Director/Trustee must be a natural person -------------------··············· 2) [[_a_llrie W. Sa ler ... --------------······ .. at least 18 years of age; attach additional page if - Nam-e----------------·--···----------··-····-·....·-------------·· more than two directors/trustees) 5. Purpose: (optional; required only if Benefit Corporation status selected) L 785_¥all rd_P._l_ac_e _ Street Address jTflepLJ_rp[Js_e gtf!_f!..t::.[)!ROratjg_rl_§}la/1 be: I ...... State Zip Code D (see instructions) Yes 7. Name, Address tIhdaetclpa·ur·er.s•. ut.o.a.nt.h..tetobeNsRt Sof2m39y.3k3n0o,witliesd..agec..autengdoer.r.y·p-Cenafeltyl·o···n.oyftpoekrnjuorwy..•int.hgalyt tohtfefez:r·nfory alsteionocr ofonrtgaeindeidnshteruremineInst cforrfeilcint ganind tahceknOoffwicle ogfe and Signature of Incorporator: (attach additional page if mo're than one incorporator) [i;f :e: Y0 :;: t(c_sJt.Ins i t Co_rpo ! 0!1_) j Xj· ;_±?!30, 22_ 95 Bun ;:dSt-- - § ::;:;t gre --=J L_ BC jv7XIJ_ ..•1 8. Certificate of Acceptance of Appointment of Registered Agent: AddressCity State I hereby accept appointment as Registered Agent for the above named Entity. X ij 5.1_ 2.17 Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date Zip Code This form must be accompanied by appropriate fees. Nevada Secretary of State NRS 78 Arttcles Revised: 1-5-15